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                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: February 9, 2008                 Invesco Ltd.


                                        By: /s/ Lisa Brinkley

                                            ------------------------------------
                                        Name: Lisa Brinkley
                                        Title: Global Compliance Director

                                        AIM Advisors, Inc.

                                        By: /s/ Todd L. Spillane
                                            ------------------------------------
                                        Name: Todd L. Spillane
                                        Title: Chief Compliance Officer

                                        AIM Capital Management, Inc.


                                        By: /s/ Todd L. Spillane
                                            ------------------------------------
                                        Name: Todd L. Spillane
                                        Title: Chief Compliance Officer

                                        AIM Funds Management, Inc.


                                        By: /s/ Wayne Bolton

                                            ------------------------------------
                                        Name:  Wayne Bolton
                                        Title: Vice President, Compliance &
                                               Chief Compliance Officer

                                        AIM Private Asset Management, Inc.


                                        By: /s/ Todd L. Spillane
                                            ------------------------------------
                                        Name: Todd L. Spillane
                                        Title: Chief Compliance Officer

                                        Invessco National Trust Company

                                        By: /s/ Kevin Lyman

                                            ------------------------------------
                                        Name: Kevin Lyman
                                        Title: Assistant General Counsel

                                        Atlantic Trust Company, N.A.


                                        By: /s/ Wayne Dewitt

                                            ------------------------------------
                                        Name: Wayne DeWitt
                                        Title: General Counsel

                                        Invesco Hong Kong Limited

                                        By: /s/ Asha Balachandra

                                            ------------------------------------
                                        Name: Asha Balachandra
                                        Title: Reg. Head of Legal AP


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                                        Invesco Asset Management Deutschland
                                        GmbH

                                        By: /s/ Stephanie Ehrenfried

                                            ------------------------------------
                                        Name: Stephanie Ehrenfried
                                        Title: Head of Legal CE

                                        Invesco Asset Management Limited

                                        By: /s/ Nick Styman

                                            ------------------------------------
                                        Name: Nick Styman

                                        Title: Director of European Compliance

                                        Invesco Asset Management S.A.


                                        By: /s/ Patrick Riviere

                                            ------------------------------------
                                        Name: Patrick Riviere
                                        Title: Chief Regional Officer

                                        Invesco Asset Management Oesterreich
                                        GmbH

                                        By: /s/ Thomas Kraus

                                            ------------------------------------
                                        Name: Thomas Kraus
                                        Title: Head of Sales

                                        Invesco Global Asset Management (N.A.),
                                        Inc.

                                        By: /s/ Jeffrey Kupor

                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: Head of Legal WW Institutional

                                        Invesco GT Management Company S.A.


                                        By: /s/ Nick Styman

                                            ------------------------------------
                                        Name: Nick Styman

                                        Title: Director of European Compliance

                                        Invesco Institutional (N.A.), Inc.


                                        By: /s/ Jeffrey Kupor

                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: Head of Legal WW Institutional

                                        Invesco Management S.A.


                                        By: /s/ Alain Gerbaldi

                                            ------------------------------------
                                        Name: Alain Gerbaldi
                                        Title: Head of Performance Measurement &
                                               Risk Analysis

                                        Invesco Maximum Income Management S.A.


                                        By: /s/ Alain Gerbaldi

                                            ------------------------------------
                                        Name: Alain Gerbaldi
                                        Title: Head of Performance Measurement &
                                               Risk Analysis

                                        Invesco Private Capital, Inc.

                                        By: /s/ Jeffrey Kupor

                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: Head of Legal WW Institutional